PIMCO Funds
Supplement Dated May 15, 2026 to the Short Duration Strategy Funds Prospectus dated August 1, 2025, as supplemented from time to time (the “Prospectus”)
Disclosure Related to PIMCO Low Duration ESG Fund (the “Fund”)
Effective August 1, 2026, PIMCO Low Duration ESG Fund is re‑named PIMCO Low Duration ESG and Bond Fund. Therefore, effective August 1, 2026, all references to PIMCO Low Duration ESG Fund in the Prospectus and are replaced with PIMCO Low Duration ESG and Bond Fund.
Effective August 1, 2026, the first sentence of the third paragraph of the “Principal Investment Strategies” section of PIMCO Low Duration ESG Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund will invest, under normal circumstances, at least 80% of its assets in a combination of (1) investments, either (i) the issuers of which have adopted ESG practices that compare favorably to other industries and/or issuers, or (ii) that are unlabeled and labeled green, sustainability, social and/or sustainability-linked instruments; and (2) Fixed Income Instrument investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “ESG practices” refers to business practices with respect to the environment, social responsibility and/or governance. The Fund may avoid investment in the securities of issuers whose ESG practices do not meet criteria determined by PIMCO.
Effective August 1, 2026, the following is added immediately prior to “Investment Selection” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
ESG Investing
In seeking to achieve the Fund’s investment objective, PIMCO uses its own proprietary assessments of issuers and issuances based on ESG factors. These factors are designed to facilitate the Fund’s prioritization of issuers and issuances that align with the Fund’s ESG criteria.
“ESG practices” refers to business practices with respect to the environment, social responsibility and/or governance. It is expected that PIMCO will identify issuers with ESG practices that compare favorably through the use of ESG‑related scores (as applicable to an issuer), which are generally measured relative to an issuer’s peers. Generally, PIMCO’s proprietary assessments involve assigning proprietary ESG scores to each issuer or issuance based on separate environmental-, social- and governance-related factors, which are customized based on the type of issuer or issuance. As examples, (i) PIMCO’s ESG framework for corporate issuers includes the evaluation of material environmental, social and governance factors reflective for each sector and a relative weighting of such factors based on differences in industry dynamics; (ii) PIMCO’s ESG framework for fixed-income securities issued by U.S. and non‑U.S. governments includes an evaluation of whether the issuers of such securities align with the Fund’s government-specific ESG criteria; and (iii) PIMCO’s ESG framework for mortgage-related securities includes an evaluation of the underlying pools, which are scored on a proprietary scoring model that seeks to prioritize mortgage-related securities with underlying pools with stronger social and governance characteristics.
In general, the Fund will seek to avoid investments in issuers that score materially below the average issuer according to PIMCO’s ESG research and assessment. ESG scores are updated regularly. The factors and processes used to determine ESG scores are expected to develop over time and involve the considerations of criteria deemed relevant by PIMCO.
While PIMCO relies primarily on its proprietary ESG scoring methodologies and research to make ESG assessments, it also considers external data from issuers as aggregated by third party providers, including providers that specialize in certain types of data such as carbon, controversies, climate municipal securities, and sovereigns. For example, PIMCO may exclude issuers with histories of human rights violations or that receive low responsibility scores according to recognized international rights organizations.
Investors Should Retain This Supplement for Future Reference
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